FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

THIS FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT dated October 3, 2014 (this “Amendment”) is entered into among Interface, Inc., a Georgia corporation (the “Company”), certain Subsidiaries of the Company party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and L/C Issuer entered into that certain Syndicated Facility Agreement dated as of October 22, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement;

WHEREAS, the Lenders agree to such requested amendments subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           On the cover page, (i) “THE ROYAL BANK OF SCOTLAND PLC” is replaced with “JPMORGAN CHASE BANK, N.A.”, (ii) “SUNTRUST BANK, and REGIONS BANK,” is replaced with “PNC BANK, NATIONAL ASSOCIATION, REGIONS BANK, THE ROYAL BANK OF SCOTLAND PLC and SUNTRUST BANK”, (iii) “RBS SECURITIES INC.” is replaced with “J.P. MORGAN SECURITIES LLC” and (iv) the term “Joint Book Managers” is replaced with the term “Joint Bookrunners”.

(b)           The following definitions are added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:

“Commitment” means, as to each Lender, the Revolving Commitment of such Lender, the Multicurrency Incremental Term Loan Commitment of such Lender and/or the Term Loan A Commitment of such Lender.

“Corporate Reorganization” means the anticipated corporate reorganization of certain Domestic Subsidiaries and Foreign Subsidiaries of the Company which is expected to occur in several steps as more fully described below, which steps are (except as otherwise noted below) expected to be completed on or prior to December 31, 2014: (i) Interface Global Company sells all of the shares of its directly owned Subsidiaries (other than Interface Canada) to IOH, (ii) IOH forms (A) a new Luxembourg société à responsabilité limitée (“Luxco 1”), and (b) a new Luxembourg société à responsabilité limitée (“Luxco 2”), (iii) IOH contributes shares of its directly owned Foreign Subsidiaries (other than Interface Global Company) to Luxco 2, (iv) IOH contributes its shares in Luxco 2 to Luxco 1, and (v) upon receipt of tax clearance anticipated before the end of 2015, Interface Global Company is liquidated and dissolved under applicable laws, and the shares of Interface Canada are transferred by Interface Global Company to IOH.

“Debt Issuance” means the issuance by the Company or any Domestic Subsidiary of any Indebtedness other than Indebtedness permitted under Section 8.03.

“First Amendment Effective Date” means October 3, 2014.

“Interface Canada” means InterfaceFLOR Canada, Inc., a Canadian corporation.

“IOH” means Interface Overseas Holdings, Inc., a Georgia corporation.

“IOH  Note” means that certain promissory note given by IOH to Interface Global Company in exchange for certain Equity Interests in certain Foreign Subsidiaries in connection with the Corporate Reorganization.

“Luxco 1” has the meaning specified in the definition of “Corporate Reorganization”.

“Luxco 2” has the meaning specified in the definition of “Corporate Reorganization”.

“Luxco CPEC Authorization” means an Authorization for Convertible Preferred Equity Certificates, Series A, by and between Luxco 1, IOH, as holder and acknowledged and approved by IOH, as shareholder, which authorizes the issuance and sale of Series A Convertible Preferred Equity Certificates to IOH, which shall be substantially in the form provided to Lenders prior to the First Amendment Effective Date, subject to any changes that are not adverse in any material respect to the Lenders or the Administrative Agent.

“Net Cash Proceeds” means the aggregate cash or Cash Equivalents proceeds received by the Company or any Domestic Subsidiary in respect of any Disposition, Debt Issuance or Recovery Event, net of (a) direct costs incurred in connection therewith (including legal, accounting and investment banking fees, and sales commissions), (b) taxes paid or payable as a result thereof, (c) in the case of any Disposition or any Recovery Event, the amount necessary to retire any Indebtedness secured by a Permitted Lien (ranking senior to any Lien granted in favor of the Administrative Agent to secure the Obligations) on the related property; it being understood that “Net Cash Proceeds” shall include any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by the Company or any Domestic Subsidiary in any Disposition, Debt Issuance or Recovery Event and (d) appropriate amounts to be retained by the Company or any Subsidiary of the Company, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Disposition or Recovery Event and retained by the Company or any Subsidiary of the Company, as the case may be, after such Disposition or Recovery Event, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Disposition or Recovery Event, all as reflected in a certificate of a Responsible Officer of the Company delivered to the Administrative Agent.

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit 1.02 or such other form as may be reasonably approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.

“Term Loan A” has the meaning specified in Section 2.01(c).

“Term Loan A Availability Period” means, with respect to the Term Loan A Commitments, the period from and including the First Amendment Effective Date to the earliest of (a) January 1, 2015, (b) the date of termination of the Term Loan A Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Lender to make Loans pursuant to Section 9.02.

“Term Loan A Commitment” means, as to each Term Loan A Lender, its obligation to make its portion of the Term Loan A to the Company pursuant to Section 2.01(c), in the principal amount set forth opposite such Term Loan A Lender’s name on Schedule 2.01. The aggregate principal amount of the Term Loan A Commitments of all of the Term Loan A Lenders as in effect on the First Amendment Effective Date is Two Hundred Million Dollars ($200,000,000).

“Term Loan A Commitment Fee” has the meaning specified in Section 2.09(a)(iii).

“Term Loan A Lender” means each Lender with a Term Loan A Commitment.

“Term Loan A Note” has the meaning specified in Section 2.11(a)(vi).

(c)           The following definitions in Section 1.01 of the Credit Agreement are amended as follows:

(i)           The definition of  “Aggregate Multicurrency Revolving Commitments” is amended to read as follows:

“Aggregate Multicurrency Revolving Commitments” means the Multicurrency Revolving Commitments of all the Lenders.  The amount of the Aggregate Multicurrency Revolving Commitments in effect on the First Amendment Effective Date is Two Hundred Forty Million Dollars ($240,000,000).

(ii)           The first sentence of the definition of “Applicable Percentage” is amended by replacing the “and” before clause (b) with a comma and adding the following new clause (c) immediately after clause (b) and prior to the first proviso appearing in such definition:

, (c) with respect to such Lender’s portion of the outstanding Term Loan A at any time, the percentage (carried out to the ninth decimal place) of the outstanding principal amount of the Term Loan A held by such Lender at such time and (d) with respect to such Lender’s portion of the outstanding Multicurrency Incremental Term Loans at any time, the percentage (carried out to the ninth decimal place) of the outstanding principal amount of the Multicurrency Incremental Term Loans held by such Lender at such time;

(iii)           The definition of “Applicable Rate” is amended by replacing the last two sentences of such definition with the following:

The Applicable Rate in effect from the First Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b) for the fiscal quarter ending December 28, 2014 shall be determined based upon Pricing Tier 3.  Notwithstanding anything to the contrary contained in this definition, (x) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and (y) the Applicable Rate with respect to any Multicurrency Incremental Term Loan shall be as set forth in the definitive documentation therefor.

(iv)           The definition of “Arrangers” is amended to read as follows:

“Arrangers” means MLPFS and J.P. Morgan Securities LLC, each in its capacity as a joint lead arranger and joint bookrunner.

(v)           The definition of “Eurocurrency Rate” is amended by (A) replacing each reference to “Reuters” with “Bloomberg” and (B) adding the following proviso at the end of the proviso of such definition:

; provided, further, that if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(vi)           The definition of “Excluded Property” is amended by replacing the “and” before clause (e) with a comma and adding the following new clause (f) after clause (e) and prior to the first proviso appearing in such definition:

and (f) Equity Interests in Subsidiaries of the Borrower to the extent not required to be pledged under clause (1) or (2) of the proviso to Section 7.13(a);

(vii)           The definition of “Fee Letter” is amended to read as follows:

“Fee Letter” means each of (a) the letter agreement dated September 12, 2013 among the Company, the Administrative Agent and MLPFS, (b) the letter agreement dated September 11, 2014 among the Company, the Administrative Agent and MLPFS and (c) the letter agreement dated September 11, 2014 among the Company, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC.

(viii)  The definition of  “Incremental Term Loan Note” is amended by replacing “Section 2.11(a)(vi)” with “Section 2.11(a)(vii)”.

(ix)     The definition of “Lenders” is amended by adding “and/or Term Loan A Lender” immediately after each occurrence of “Thai Lender”.

(x)          The definition of “LIBOR Daily Floating Rate” is amended by adding the following proviso at the end of the proviso of such definition:

; provided, further, that if the LIBOR Daily Floating Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(xi)          The definition of “Loan” is amended by adding “, the Term Loan A” immediately following “a Revolving Loan”.

       (xii)   The definition of “Loan Documents” is amended by adding “an increase in the Revolving Commitments or” immediately preceding “a Multicurrency Incremental Term Loan”.

          (xiii)     The definition of "Loan Notice" is amended to read as follows:

“Loan Notice” means a notice of (a) a Borrowing of Loans, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, in each case pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit 2.02 or such other form as may be approved by the Administrative Agent  (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.

          (xiv)     The definition of "Maturity Date" is amended by replacing “October 22, 2018” with “October 3, 2019”.

          (xv)     The definition of “Responsible Officer” is amended by adding “or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent” immediately following “any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent”.

          (xvi)     The definition of “Swing Line Loan Notice” is amended by adding the following at the end of such definition:

or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.

(d)           Section 2.01 of the Credit Agreement is amended by changing the title of such Section to “Revolving Loans and Term Loan A” and adding the following as a new clause (c):

(c)	Term Loan A.
Subject to the terms and conditions set forth herein, each Term Loan A Lender severally agrees to make its portion of a term loan (the “Term Loan A”) to the Company in Dollars in one advance at any time during the Term Loan A Availability Period in an amount not to exceed such Term Loan A Lender’s Term Loan A Commitment; provided that submission of any Loan Notice by the Borrower requesting the advance of the Term Loan A shall be deemed to be, and shall be, a representation and warranty by the Company that the proceeds of such advance shall promptly be used by the Company for the sole purpose of prepayment the Senior Notes (including payment of all related prepayment fees, premiums and transactions fees and expenses).  Amounts repaid on the Term Loan A may not be reborrowed.  The Term Loan A may consist of Base Rate Loans or Eurocurrency Rate Loans, or a combination thereof, as further provided herein.

(e)           The first sentence of Section 2.02(a) of the Credit Agreement is amended to read as follows:

Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice.

(f)           The third sentence of Section 2.02(a) of the Credit Agreement is amended to read as follows:
Each telephonic notice by the Company pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice.

(g)           The first sentence of Section 2.04(b) of the Credit Agreement is amended to read as follows:
At any time an Auto Borrow Agreement is not in effect, each Borrowing of Swing Line Loans shall be made upon the applicable Borrower’s irrevocable notice to the applicable Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) a Swing Line Loan Notice.

(h)           The third sentence of Section 2.04(b) of the Credit Agreement is amended to read as follows:
Each such telephonic notice must be confirmed promptly by delivery to the applicable Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.

(i)           The first clause of Section 2.05(a)(i) of the Credit Agreement preceding subclause (A) is hereby amended to read as follows:

Each Borrower may, upon delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty; provided that such notice must be in a form acceptable to the Administrative Agent and, provided further that

(j)           The first clause of Section 2.05(a)(ii) of the Credit Agreement preceding the proviso is hereby amended to read as follows:

At any time an Auto Borrow Agreement is not in effect, each Borrower may, upon delivery to the applicable Swing Line Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty;

(k)           Section 2.05(a) of the Credit Agreement is amended by adding the following as a new clause (iii):

(iii)
Term Loan A.  The Company may, upon delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay the Term Loan A in whole or in part without premium or penalty; provided that such notice must be in a form acceptable to the Administrative Agent and (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any such prepayment of Eurocurrency Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); (C) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); and (D) any prepayment of the Term Loan A shall be applied to the remaining principal amortization payments in inverse order of maturity.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans.  The Administrative Agent will promptly notify each Term Loan A Lender of its receipt of each such notice, and of the amount of such Term Loan A Lender’s Applicable Percentage of such prepayment.  If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.  Subject to Section 2.15, each such prepayment shall be applied to the Term Loan A of the Lenders in accordance with their respective Applicable Percentages.

(l)           Section 2.05(b) of the Credit Agreement is amended by adding the following as new clauses (iii) and (iv):

(iii)
Dispositions and Recovery Events.  The Company shall prepay the outstanding principal amount of the Term Loan A and any Multicurrency Incremental Term Loans as hereafter provided in an aggregate amount equal to 100% of the Net Cash Proceeds received by the Company and its Domestic Subsidiaries from Dispositions and Recovery Events to the extent that such Net Cash Proceeds exceed $5,000,000 in the aggregate in any fiscal year of the Company and are not reinvested in assets (excluding current assets (other than inventory, as such term is defined in the Uniform Commercial Code) as classified by GAAP) that are useful in the business of the Company and its Subsidiaries within 360 days following receipt thereof (it being understood that such prepayment shall be due immediately upon the expiration of such 360 day period to the extent such Net Cash Proceeds are not so reinvested);

(iv)
Debt Issuances.  Immediately upon receipt by the Company or any Domestic Subsidiary of the Net Cash Proceeds of any Debt Issuance, the Company shall prepay the outstanding principal amount of the Term Loan A and any Multicurrency Incremental Term Loans as hereafter provided in an aggregate amount equal to 100% of such Net Cash Proceeds.

(m)           Section 2.05(b)(ii) of the Credit Agreement (Application of Mandatory Prepayments) is amended by renumbering such clause as clause (v) and adding the following sentence to the end of such clause:

With respect to all amounts required to be prepaid pursuant to Sections 2.05(b)(iii) and (iv), such amounts shall be applied ratably to the outstanding Term Loan A and any outstanding Multicurrency Incremental Term Loans (in each case, to the remaining principal amortization payments in inverse order of maturity).

(n)           Section 2.06 of the Credit Agreement is amended by (i) renaming such Section “Termination or Reduction of Commitments” and (ii) adding the following as a new clause (c):

(c)
Term Loan A.  The Company may, upon notice to the Administrative Agent, terminate the Term Loan A Commitments, or from time to time permanently reduce in whole or in part the Term Loan A Commitments; provided that (a) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, (b) any such partial reduction shall be in an aggregate amount of $2,000,000 or any whole multiple of $500,000 in excess thereof.  The Administrative Agent will promptly notify the Term Loan A Lenders of any such notice of termination or reduction of the Term Loan A Commitments.  Any reduction of the Term Loan A Commitments shall be applied to the Term Loan A Commitment of each Term Loan A Lender according to its Applicable Percentage.  All fees accrued until the effective date of any termination of the Term Loan A Commitments shall be paid on the effective date of such termination.

(o)           Section 2.07 of the Credit Agreement is amended by adding the following as new clauses (c) and (d), respectively:

(c)
Term Loan A.  The Company shall repay the outstanding principal amount of the Term Loan A in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02, with all remaining unpaid principal and accrued interest on the Term Loan A due and payable on the Maturity Date:

Payment Dates	Principal Amortization Payment

December 31, 2015	$2,500,000.00
March 31, 2016	$2,500,000.00
June 30, 2016	$2,500,000.00
September 30, 2016	$2,500,000.00
December 31, 2016	$3,750,000.00
March 31, 2017	$3,750,000.00
June 30, 2017	$3,750,000.00
September 30, 2017	$3,750,000.00
December 31, 2017	$3,750,000.00
March 31, 2018	$3,750,000.00
June 30, 2018	$3,750,000.00
September 30, 2018	$3,750,000.00
December 31, 2018	$3,750,000.00
March 31, 2019	$3,750,000.00
June 30, 2019	$3,750,000.00
September 30, 2019	$3,750,000.00

(d)
Multicurrency Incremental Term Loans.  The Company shall repay the outstanding principal amount of any Multicurrency Incremental Term Loan in installments on the dates and in the amounts set forth in the definitive documentation therefor (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02, with all remaining unpaid principal and accrued interest on any such Multicurrency Incremental Term Loan due and payable on the maturity date therefor.

(p)           Section 2.09(a) of the Credit Agreement is amended by adding the following as a new clause (iii):

(iii)
Term Loan A Commitment Fee.  The Company shall pay to the Administrative Agent, for the account of each Term Loan A Lender in accordance with its Applicable Percentage, a commitment fee in Dollars (the “Term Loan A Commitment Fee”) equal to the product of (A) 0.25% per annum times (B) the undrawn amount of the Term Loan A Commitments.  The Term Loan A Commitment Fee shall accrue from the sixty-first day after the First Amendment Effective Date through but not including the earlier of (i) the date of the initial funding of the Term Loan A pursuant to Section 2.01(c) and (ii) the date immediately following the expiration of the Term Loan A Availability Period, and shall be due and payable on the earlier of (x) the date of the initial funding of the Term Loan A pursuant to Section 2.01(c) and (y) the last day of the Term Loan A Availability Period.

(q)           Section 2.11(a) of the Credit Agreement is amended by (i) adding “(vi) in the case of the Term Loan A, be in the form of Exhibit 2.11-6 (a “Term Loan A Note”)” as a new clause (vi) and (ii) renumbering the current clause (vi) as clause (vii).

(r)           Section 2.18 of the Credit Agreement is amended by replacing the first paragraph with the following:

The Company shall have the right, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, to increase the Aggregate Multicurrency Revolving Commitments and/or the Aggregate Thai Revolving Commitments or establish one or more additional term loans (each such term loan, a “Multicurrency Incremental Term Loan”) by up to One Hundred Fifty Million Dollars ($150,000,000) in the aggregate, subject, however, to satisfaction of the following conditions precedent:

(s)           Section 2.18(h) of the Credit Agreement is amended by adding “, and the weighted average life to maturity of any such Multicurrency Incremental Term Loan shall be no shorter than the remaining weighted average life to maturity of the Term Loan A” immediately following the last “Maturity Date” in such section.

(t)           Section 7.11 of the Credit Agreement is amended to read as follows:

7.11           Use of Proceeds.

(a) Use the Letters of Credit and proceeds of the Revolving Loans and Swing Line Loans (i) to finance working capital, capital expenditures, Permitted Acquisitions and other lawful corporate purposes, (ii) to refinance and repay existing Indebtedness and the Indebtedness under the Senior Notes, together with any related prepayment, repayment or redemption fees, premiums and transactions fees and expenses, and (iii) to pay fees and expenses incurred in connection with this Agreement and (b) subject to Section 8.12(d), use the proceeds of the Term Loan A to prepay, repay, refinance, redeem, retire or repurchase the Senior Notes, provided that in no event shall the proceeds of any Credit Extension be used in contravention of any Law or of any Loan Document.

(u)           Article III of the Credit Agreement is amended by adding a new Section 3.08 as follows:

3.08           Withholding Taxes.

For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans under this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(v)           Section 7.13(a) of the Credit Agreement is amended by replacing the proviso with the following:

provided, that, notwithstanding anything to the contrary in this Agreement or any other Loan Document, (1) the Equity Interests of any Domestic Subsidiary owned by a Foreign Subsidiary shall not be subject to a Lien in favor of the Administrative Agent, (2) not more than 65% of the issued and outstanding Equity Interests of Luxco 1 (whether entitled to vote or not entitled to vote) shall be subject to a Lien in favor of the Administrative Agent, (3) the Equity Interests of Luxco 2 shall not be subject to a Lien in favor of the Administrative Agent so long as the Equity Interests of Luxco 2 have been transferred to Luxco 1 (the “Luxco Share Transfer”) prior to January 31, 2015, provided that in no event will any Equity Interests of Luxco 2 be subject to a Lien granted in favor of the Administrative Agent at any time after consummation of the Luxco Share Transfer in connection with the Corporate Reorganization, and (4) certificates representing Equity Interests in Foreign Subsidiaries, the ownership of which is subject to transfer in connection with the Corporate Reorganization and to the extent otherwise required to be pledged pursuant to the terms hereof shall not be required to be delivered to or held by the Administrative Agent to the extent required under the Security Agreement until the earlier date of (x) thirty (30) Business Days after completion of the Corporate Reorganization and (y) January 31, 2015 (or, in each case, such later date as the Administrative Agent may agree in its sole discretion).

(w)           Section 8.02(c) of the Credit Agreement is amended by deleting the “and” before clause (v) and adding the following immediately after clause (v) and prior to the first proviso appearing therein:

, and (vi) by Interface Global Company in IOH pursuant to the terms of the IOH Note in connection with the Corporate Reorganization, so long as the IOH Note is distributed by Interface Global Company to IOH and deemed cancelled within five (5) Business Days of issuance of the IOH Note;

(x)           Section 8.09 of the Credit Agreement is amended by replacing the “and” before clause (9) with a comma and adding the following immediately after clause (9):

and (10) restrictions on dividends to the extent provided in the Luxco CPEC Authorization.

(y)           Article X of the Credit Agreement is amended by adding a new Section 10.12 as follows:

10.12           Appointment of Company.

Each of the Loan Parties hereby appoints the Company to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Company may execute such documents and provide such authorizations on behalf of such Loan Parties as the Company deems appropriate in its sole discretion, and, subject to the limitations in Section 2.17 with respect to any Designated Borrower, each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, L/C Issuer or a Lender to the Company shall be deemed delivered to each Loan Party and (c) the Administrative Agent, L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Company on behalf of each of the Loan Parties.

(z)           Section 11.01(a)(vii) of the Credit Agreement is amended to read as follows:

(vii)           release the Company (from its obligations as a Borrower or as a Guarantor hereunder) without the consent of each Multicurrency Lender and Term Loan A Lender or any Designated Borrower (other than any Thai Borrower) without the consent of each Multicurrency Lender except in connection with the termination of a Designated Borrower’s status as such under Section 2.16, or, except in connection with a transaction permitted under Section 8.04 or Section 8.05, all or substantially all of the Guarantors without the written consent of each Lender except to the extent such release is permitted pursuant to Section 10.10 (in which case such release may be made by the Administrative Agent acting alone);

(aa)           The parenthetical in Section 11.02(e) of the Credit Agreement is amended by adding “Notices of Loan Prepayment,” immediately following “Loan Notices,”.

(bb)           Section 11.06(b)(i) of the Credit Agreement is amended by replacing each instance of “Revolving Commitment” with “Commitment”.

(cc)           Section 11.06(b)(ii) of the Credit Agreement is amended by adding “and its outstanding amount of the Term Loan A” immediately before “on a non-pro rata basis”.

(dd)           Section 11.06(b)(iii)(B) of the Credit Agreement is amended to read as follows:

the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any unfunded Term Loan A Commitment, Multicurrency Incremental Term Loan Commitment or any Revolving Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable facility subject to such assignment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) the Term Loan A or any Multicurrency Incremental Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and

(ee)           Section 11.17 of the Credit Agreement is amended to read as follows:

11.17           Electronic Execution of Assignments and Certain Other Documents.

The words “execute,” “execution,” “signed,” “signature” and words of like import in any Loan Document or any other document executed in connection herewith (including without limitation, assignments, amendments or other modifications, Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, the L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format.

(ff)           Schedule 2.01 of the Credit Agreement is amended to read as Schedule 2.01 attached hereto as Annex A.

(gg)           A new Exhibit 1.02 is added to the Credit Agreement in the form of Exhibit 1.02 attached hereto, and “Exhibit 1.02 Form of Notice of Loan Prepayment” is added in the appropriate order in the table of schedules and exhibits to the Credit Agreement.

(hh)           Exhibit 2.02 to the Credit Agreement is amended to read as Exhibit 2.02 attached hereto.

(ii)           A new Exhibit 2.11-6 is added to the Credit Agreement in the form of Exhibit 2.11-6 attached hereto, and “Exhibit 2.11-6 Form of Term Loan A Note” is added in the appropriate order in the table of schedules and exhibits to the Credit Agreement.

2.           Release of Liens In Connection with Corporate Reorganization.  The Lenders (by act of Required Lenders) and the Loan Parties hereby authorize the Administrative Agent to (a) release Liens on Equity Interests of Foreign Subsidiaries in favor of the Administrative Agent to the extent that release of such Liens is required in connection with the Corporate Reorganization (as defined in the Credit Agreement as amended hereby) and (b) supplement Schedule 1 to the Security Agreement on or after the date hereof in order to give effect to changes in the Pledged Equity (as defined in the Security Agreement) as a result of the Corporate Reorganization.

3.           Release of Guarantors that are Not Material Domestic Subsidiaries.  Upon satisfaction of the conditions precedent to this Amendment set forth in Section 4, and notwithstanding the requirements of Section 7.12(a) of the Credit Agreement or any Loan Document to the contrary, the following Domestic Subsidiaries shall be released as Guarantors under the Credit Agreement and all other Loan Documents: Interface Americas Re:Source Technologies, LLC; Interface Architectural Resources, Inc.; Flooring Consultants, Inc.; Quaker City International, Inc.; Re:Source Minnesota, Inc.; Re:Source New York, Inc.; Re:Source North Carolina, Inc.; Re:Source Oregon, Inc.; Re:Source Southern California, Inc.; Re:Source Washington, D.C., Inc.; Southern Contract Systems, Inc.; Superior/Reiser Flooring Resources, Inc.; and Commercial Flooring Systems, Inc.  The Lenders (by act of the Required Lenders) hereby authorize the Administrative Agent to take all reasonable actions requested by the Company, at the Company’s expense, to give effect to the release of such Domestic Subsidiaries as Guarantors as provided in this Section 3, including, without limitation, the filing of a UCC3 termination statement with respect to each UCC1 financing statement filed by the Administrative Agent naming any such Domestic Subsidiary as a debtor.  For purposes of clarity, the parties hereto acknowledge and agree that in the event that any of the Domestic Subsidiaries released as of the First Amendment Effective Date pursuant to this Section 3 shall become a Material Domestic Subsidiary after the First Amendment Effective Date, such Domestic Subsidiary shall become a Guarantor as required by Section 7.12(a) of the Credit Agreement.

4.           Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Administrative Agent and each Lender (such date, the “First Amendment Effective Date”):

(a)           Amendment.  Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party and by each Required Lender.

(b)           Opinion of Counsel.  Receipt by the Administrative Agent of a favorable opinion of Kilpatrick Townsend & Stockton LLP, as legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the First Amendment Effective Date.

(c)           Organization Documents, Resolutions, Etc.  Receipt by the Administrative Agent of the following:

(i)           copies of the articles of incorporation, formation or equivalent charter document of each Domestic Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, together with the bylaws, operating agreement or equivalent document, in each case, certified by a secretary or assistant secretary of such Domestic Loan Party to be true and correct as of the First Amendment Effective Date;

(ii)           such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Domestic Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Domestic Loan Party is a party; and

(iii)           such documents and certifications as the Administrative Agent may reasonably require to evidence that each Domestic Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(d)           Material Adverse Effect.  Since December 29, 2013, there shall not have occurred any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

(e)           Litigation.  There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.

(f)           No Default.  No Default shall exist or would result from any Credit Extensions made on the First Amendment Effective Date or from the application of the proceeds thereof.

(g)           Representations and Warranties.  The representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, shall be true and correct in all material respects (other than a representation or warranty qualified by materiality or a Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (other than a representation or warranty qualified by materiality or a Material Adverse Effect, which representation and warranty shall be true and correct in all respects) as of such earlier date.

(h)           Closing Certificate.  Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Company as of the First Amendment Effective Date certifying that the conditions specified in Sections 4(d), 4(e), 4(f) and 4(g) have been satisfied as of the First Amendment Effective Date.

(i)           OFAC, Patriot Act, Etc.  Receipt by the Administrative Agent and any requesting Lender of all documentation and other information that such Lender has reasonably requested in order to comply with its ongoing obligations under applicable “know your customer”, OFAC and Anti-Money Laundering Laws, including the Patriot Act.

(j)           Fees.  Receipt by the Administrative Agent, the Arrangers and the Lenders of any fees required to be paid on or before the First Amendment Effective Date including, without limitation, any fees required to be paid pursuant to the letter agreement dated September 11, 2014 among the Company, the Administrative Agent and MLPFS and the letter agreement dated September 11, 2014 among the Company, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC.

(k)           Attorney Costs.  The Company shall have paid all reasonable and actual fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent required to be paid on the First Amendment Effective Date.

5.           Post-Closing Covenant.  The Loan Parties shall:

(a) Opinions of Counsel.  Provide or cause to be provided to the Administrative Agent favorable opinions of legal counsel to each of the Foreign Borrowers, addressed to the Administrative Agent and each Lender, within ten (10) Business Days of the First Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), in form and substance reasonably acceptable to the Administrative Agent.

(b) Organization Documents, Resolutions, Etc.  Provide or cause to be provided to the Administrative Agent within ten (10) Business Days of the First Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion) each of the following, in each case in form and substance reasonably acceptable to the Administrative Agent:

(i)           copies of the articles of incorporation, formation or equivalent charter document of each Foreign Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the jurisdiction of its incorporation or organization, together with the bylaws, operating agreement or equivalent document, in each case, certified by a secretary, assistant secretary, manager or director of such Foreign Borrower to be true and correct as of the First Amendment Effective Date;

(ii)           such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Foreign Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Foreign Borrower is a party; and

(iii)           such documents and certifications as the Administrative Agent may reasonably require to evidence that each Foreign Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation.

(c) Real Property Collateral.  Provide or cause to be provided to the Administrative Agent the following items with respect to each Mortgaged Property within forty-five (45) days of the First Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), in each case in form and substance reasonably acceptable to the Administrative Agent:

(i)           a fully executed and notarized amendment to each existing Mortgage, in form and substance reasonably satisfactory to the Administrative Agent, with all filing and recording fees and taxes in connection with such amendment duly paid; and

(ii)           endorsements to existing ALTA mortgagee title insurance policies issued by a title insurance company reasonably acceptable to the Administrative Agent with respect to each existing Mortgage.

6.           Miscellaneous.

(a)           This Amendment shall be deemed to be, and is, a Loan Document.

(b)           Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (v) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

(c)           Effective as of the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(d)           Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Loan Parties as follows:

(i)           such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii)           this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii)           no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(e)           The Company and each of the Subsidiaries party to this Amendment hereby represent and warrant that as of the First Amendment Effective Date, none of the Subsidiaries being released pursuant to Section 3 constitute a “Material Domestic Subsidiary”.

(f)           Each Lender which is signatory hereto as at the date of this Amendment hereby represents and warrants to the Borrowers as of the date of this Amendment that (a) it received a letter from the Company dated September 15, 2015 inviting it to become a lender under the Credit Agreement (as amended by this Amendment) and/or provide new or increased Loans and/or Commitments thereunder and (b) at the time it received that letter it was carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets.  Each of the undersigned Arrangers and the Lenders agrees to provide to the Borrowers, upon the reasonable request of any of the Borrowers (and at the cost of the requesting Borrower), factual information about such Arranger or such Lender, as applicable, or take such other action as any of the Borrowers reasonably requires, as such Borrower considers reasonably necessary to demonstrate that the exemption from Australian interest withholding tax under Section 128F of the Tax Act has been complied with in relation to this Agreement other than where to do so would, in the opinion of such Arranger or such Lender, as applicable, involve a breach of law, regulation or duty of confidentiality owed to any person.

(g)           The parties hereto acknowledge and agree that, notwithstanding anything to the contrary herein or in any other Loan Document, although this Amendment will be effective as of October 3, 2014, the reallocation of Commitments and Loans as provided herein will not occur until October 7, 2014, on which date the Commitments and Loans as so reallocated will begin to accrue fees and interest as provided under the Credit Agreement. Upfront fees due and payable to the Lenders will be paid on October 7, 2014.

(h)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(i)           Governing Law; Jurisdiction; Etc.

(i)           GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

(ii)           SUBMISSION TO JURISDICTION.  EACH PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF GEORGIA SITTING IN FULTON COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF GEORGIA, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS  AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH GEORGIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(iii)           WAIVER OF VENUE.  EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (II) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(iv)           SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AMENDMENT OR THE CREDIT AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:                     INTERFACE, INC.,
                        a Georgia corporation

By:           /s/ Patrick C. Lynch
Name:      Patrick C. Lynch
Title:        Senior Vice President

DESIGNATED
BORROWERS:                                                                     INTERFACE EUROPE B.V.,
a private limited liability company organized under the laws of the Netherlands

By:           /s/ Jan Hasselman
Name:      Jan Hasselman
Title:        Director

INTERFACE AUST PTY LIMITED,
a company organized under the laws of New South Wales, Australia

By:           /s/ Patrick C. Lynch
Name:      Patrick C. Lynch
Title:        Attorney

By:           /s/ Keith E. Wright
Name:      Keith E. Wright
Title:        Attorney

INTERFACE AUST. HOLDINGS PTY LIMITED,
a company organized under the laws of Queensland, Australia

By:           /s/ Patrick C. Lynch
Name:      Patrick C. Lynch
Title:        Attorney

By:           /s/ Keith E. Wright
Name:      Keith E. Wright
Title:        Attorney

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

DESIGNATED
BORROWER:                   INTERFACEFLOR (THAILAND) CO., LTD.
                         a company organized and existing under the laws of Thailand

By:           /s/ Patrick C. Lynch
Name:      Patrick C. Lynch
Title:        Director

By:           /s/ Raymond S. Willoch
Name:      Raymond S. Willoch
Title:        Director

[seal]

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

GUARANTORS:                 FLOR, INC.,
                         a Georgia corporation
                         INTERFACE AMERICAS, INC.,
a Georgia corporation
INTERFACEFLOR, LLC,
a Georgia limited liability company
INTERFACE OVERSEAS HOLDINGS, INC.,
a Georgia corporation
RE:SOURCE AMERICAS ENTERPRISES, INC.,
a Georgia corporation

By:          /s/ Patrick C. Lynch
Name:     Patrick C. Lynch
Title:       Senior Vice President

INTERFACESERVICES, INC.,
a Georgia corporation

By:           /s/ Keith E. Wright
Name:      Keith E. Wright
Title:        Treasurer

INTERFACE REAL ESTATE HOLDINGS, LLC,
a Georgia limited liability company

By: Interface Americas Holdings, LLC,  is sole member

By:  Interface, Inc., its Manager

By:           /s/ Patrick C. Lynch
Name:      Patrick C. Lynch
Title:        Senior Vice President

INTERFACE AMERICAS HOLDINGS, LLC,
a Georgia limited liability company

By:  Interface, Inc., its Manager

By:           /s/ Patrick C. Lynch
Name:      Patrick C. Lynch
Title:        Senior Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

GUARANTORS:                                                                  INTERFACE GLOBAL COMPANY APS,
a corporation organized under the laws of Denmark and Delaware

By:        /s/ Raymond S. Willoch
Name:   Raymond Willoch
Title: Senior Vice President and Director

By:        /s/ Jacob Kornerup
Name:   Jacob Kornerup
Title:	Liquidator

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SUBSIDIARIES TO BE RELEASED
AS GUARANTORS PURSUANT TO
SECTION 3:                                                                          COMMERCIAL FLOORING SYSTEMS, INC.,
a Pennsylvania corporation
FLOORING CONSULTANTS, INC.,
an Arizona corporation
INTERFACE ARCHITECTURAL RESOURCES, INC.,
a Michigan corporation
QUAKER CITY INTERNATIONAL, INC.,
a Pennsylvania corporation
RE:SOURCE NEW YORK, INC.,
a New York corporation
RE:SOURCE WASHINGTON, D.C., INC.,
a Virginia corporation
SUPERIOR/REISER FLOORING RESOURCES, INC.,
a Texas corporation
RE:SOURCE MINNESOTA, INC.,
a Minnesota corporation
RE:SOURCE NORTH CAROLINA, INC.,
a North Carolina corporation
RE:SOURCE OREGON, INC.,
an Oregon corporation
RE:SOURCE SOUTHERN CALIFORNIA, INC.,
a California corporation
SOUTHERN CONTRACT SYSTEMS, INC.,
a Georgia corporation

By:           /s/ Patrick C. Lynch
Name:      Patrick C. Lynch
Title:        Senior Vice President

INTERFACE AMERICAS RE:SOURCE TECHNOLOGIES, LLC,
a Georgia limited liability company

By:  InterfaceFLOR, LLC, its sole member

By:           /s/ Patrick C. Lynch
Name:      Patrick C. Lynch
Title:        Senior Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

ADMINISTRATIVE
AGENT:                       BANK OF AMERICA, N.A., as Administrative Agent

By:           /s/ Sheri Starbuck
Name:      Sheri Starbuck
Title:        Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Multicurrency Lender, a Thai Lender, a Term Loan A Lender, L/C Issuer and Domestic Swing Line Lender

                         By:           /s/ John G. Taylor
Name:      John G. Taylor
Title:        Senior Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

BANK OF AMERICA, N.A., AUSTRALIAN BRANCH,
as Australian Swing Line Lender

By:           /s/ Edwin Lee
Name:      Edwin Lee
Title:        Director

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

BANK OF AMERICA, N.A., LONDON BRANCH,
as European Swing Line Lender

By:           /s/ Gary Saint
Name:     Gary Saint
Title:       Director

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

BANK OF AMERICA, N.A. (THAILAND BRANCH), as Thai Swing Line Lender

By:           /s/ Teerasit Sophonsiri
Name:      Teerasit Sohponsiri
Title:        Director

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Multicurrency Lender and a Term Loan A Lender

By:           /s/ John A. Horst
Name:      John A. Horst
Title:        Credit Executive

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Multicurrency Lender and a Term Loan A Lender

By:           /s/ James Welch
Name:      James Welch
Title:        Director

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC, BANGKOK BRANCH,
as a Thai Lender

By:           /s/ Graham Berry
Name:      Graham Berry
Title:        Country Executive, Thailand

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

REGIONS BANK,
as a Multicurrency Lender and a Term Loan A Lender

By:           /s/ Gilbert Reese
Name:      Gilbert Reese
Title:        Senior Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SUNTRUST BANK,
as a Multicurrency Lender and a Term Loan A Lender

By:           /s/ Vinay Desai
Name:      Vinay Desai
Title:        Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

CITIBANK, N.A.,
as a Multicurrency Lender and a Term Loan A Lender

By:           /s/ Kenneth E. Quinn
Name:      Kenneth E. Quinn
Title:        Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

CITIBANK, N.A. BANGKOK BRANCH,
as a Thai Lender

By:           /s/ Kenneth E. Quinn
Name:      Kenneth E. Quinn
Title:        Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SYNOVUS BANK,
as a Multicurrency Lender and a Term Loan A Lender

By:           /s/ John R. Frierson
Name:      John R. Frierson
Title:        Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Multicurrency Lender and a Term Loan A Lender

By:           ./s/ Brantley Echols
Name:      Brantley Echols
Title:        Senior Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

HSBC BANK USA, N.A.,
as a Multicurrency Lender and a Term Loan A Lender

By:           /s/ Devin Moore
Name:      Devin Moore
Title:        Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, BANGKOK BRANCH,
as a Thai Lender

By:           /s/ Krisda Phatcharoen
Name:      Krisda Phatcharoen
Title:        Country Head of Commercial Banking

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

BARCLAYS BANK PLC,
as a Multicurrency Lender and a Term Loan A Lender

By:           /s/ Alicia Borys
Name:      Alicia Borys
Title:        Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Multicurrency Lender and a Term Loan A Lender

By:           /s/ Scott E. Yost
Name:      Scott E. Yost
Title:        Senior Vice President

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

FIFTH THIRD BANK,
as a Multicurrency Lender and a Term Loan A Lender

By:           /s/ Dan Komitor
Name:      Dan Komitor
Title:        Senior Relationship Manager

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

EXECUTED AS OF THE DATE OF THIS AMENDMENT SOLELY IN CONNECTION WITH THE REPRESENTATION MADE IN SECTION 6(F) OF THIS AMENDMENT AND FOR NO OTHER PURPOSE:

BANK OF AMERICA MERRILL LYNCH,
in its capacity as an Arranger

By:  ___/s/ James Dallas__________________________
Name:  James Dallas
Title:    Director

J.P. MORGAN SECURITIES LLC,
in its capacity as an Arranger

By:  ___/s/ Tyson J. Moore_________________________
Name:  Tyson J. Moore
Title:    Executive Director

INTERFACE, INC. - FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

EXHIBIT 1.02

FORM OF NOTICE OF LOAN PREPAYMENT

TO:                      Bank of America, N.A., as Administrative Agent

RE:
Syndicated Facility Agreement dated as of October 22, 2013(as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) among Interface, Inc., a Georgia corporation (the “Company”), the Designated Borrowers identified therein, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

DATE:               [Date]

The [Company][undersigned Borrower] hereby notifies the Administrative Agent that on _____________1 pursuant to the terms of Section 2.05(a) of the Credit Agreement, [the Company][such Borrower] intends to prepay the following Loans as more specifically set forth below:

Voluntary prepayment of [[Multicurrency][Thai] Revolving Loans] [the Term Loan A] [Multicurrency Incremental Term Loans] [[Domestic][Australian][European][Thai] Swing Line Loans]2 in the following amount(s):

Eurodollar Rate Loans: $                                                              3
Applicable Interest Period:

Base Rate Loans:  $                                                      4

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf”) shall be effective as delivery of a manually executed counterpart of this notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

________________________________

1Specify date of such prepayment.

2 Any prepayment of Swing Line Loans shall be in a minimum principal amount of $250,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding).

3Any prepayment of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

4Any prepayment of Base Rate Loans (other than Swing Line Loans) shall be in a principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof (or if less, the entire principal amount thereof outstanding).

INTERFACE, INC.,
a Georgia corporation

By:
Name:
Title:

EXHIBIT 2.02

[FORM OF] LOAN NOTICE
                                                                                                                                                                                                                                                                                 Date:  ___________, 20___
To:           Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Syndicated Facility Agreement dated as of October 22, 2013(as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) among Interface, Inc., a Georgia corporation (the “Company”), the Designated Borrowers identified therein, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned hereby requests (select one):

☐   Borrowing of [the Term Loan A] [a [Multicurrency] [Thai] Revolving Loan]
☐   A conversion or continuation of [the Term Loan A] [a [Multicurrency] [Thai] Revolving Loan]

1.           On                                                       (a Business Day).

2.           In the amount of [$]                                                      .

3.           In the following currency:  ___________________.

4.           Comprised of                                                                                                .
[Type of Loan requested]

5.           For Eurocurrency Rate Loans:  with an Interest Period of                    months.

6.	On behalf of ____________________________ [insert name of applicable Designated Borrower].

The Borrowing, if any, requested herein (i) complies with the provisos to the first sentence of Section 2.01(a), 2.01(b) or 2.01(c), as applicable, of the Credit Agreement and (ii) the Company hereby represents and warrants that each of the conditions set forth in Section 5.02 of the Credit Agreement have been satisfied on and as of the date of such Borrowing.

INTERFACE, INC., a Georgia corporation

By:
Name:
Title:

EXHIBIT 2.11-6

FORM OF TERM LOAN A NOTE

___________, 20___

FOR VALUE RECEIVED, Interface, Inc., a Georgia corporation (the “Company”), hereby promises to pay to [__________] or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of its portion of the Term Loan A made by the Lender to the Company under that certain Syndicated Facility Agreement dated as of October 22, 2013 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) among the Company, the Designated Borrowers identified therein, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Company promises to pay interest on the unpaid principal amount of the Term Loan A from the date of such Term Loan A until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Term Loan A Note is one of the Term Loan A Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Term Loan A Note is also entitled to the benefits of the Guaranty and is secured by the Collateral.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term Loan A Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement.  The portion of the Term Loan A made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Loan A Note and endorse thereon the date, amount and maturity of its portion of the Term Loan A and payments with respect thereto.

The Company, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Loan A Note.

THIS TERM LOAN A NOTE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS TERM LOAN A NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Term Loan A Note to be duly executed by its duly authorized officer as of the day and year first above written.

INTERFACE, INC.,
a Georgia corporation

By:
Name:
Title: